UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2010 (May 18, 2010)

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 20, 2010, Georgia Gulf Corporation (the “Company”) amended its certificate of incorporation, as previously amended (the “Certificate”), to: (i) remove the requirement of plurality voting for directors, (ii) declassify the board of directors, and (iii) remove the requirement of a four-fifths stockholder vote to repeal or amend Article XV thereof, all in accordance with the affirmative vote of the holders of the requisite number of shares of the Company’s common stock, which vote was obtained at the Company’s 2010 annual meeting of stockholders held on May 18, 2010 (the “Annual Meeting”).

A copy of the Certificate, as so amended, is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The following items of business were acted upon at the Annual Meeting:  (1) the election of three directors to serve for a term of three years; (2) the approval of an amendment to Article XV of the Certificate to remove the requirement of plurality voting for directors; (3) the approval of an amendment to Article XV of the Certificate to declassify the board of directors; (4) the approval of an amendment to Article XV of the Certificate to remove the requirement of a four-fifths stockholder vote to repeal or amend such article; and (5) the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

The results of the voting on the election of directors was as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark L. Noetzel	27,859,371	89,475	2,128,611
Stephen E. Macadam	27,744,328	204,518	2,128,611
David N. Weinstein	27,543,583	405,263	2,128,611

The results of the voting on the approval of an amendment to Article XV of the Certificate to remove the requirement of plurality voting for directors was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,907,560	35,373	5,912	2,128,611

The results of the voting on the approval of an amendment to Article XV of the Certificate to declassify the board of directors was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,998,644	62,113	16,699	n/a

The results of the voting on the approval of an amendment to Article XV of the Certificate to remove the requirement of a four-fifths stockholder vote to repeal or amend such article was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,906,828	33,233	8,784	2,128,611

The results of the voting on the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,044,783	23,379	9,294	n/a

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits.

Number	Exhibit

99.1	Certificate of Incorporation of Georgia Gulf Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

By:	/s/ Joel I. Beerman
Name:	Joel I. Beerman
Title:	Vice President, General Counsel and Secretary

Date: May 24, 2010

EXHIBIT INDEX

Number	Exhibit

99.1	Certificate of Incorporation of Georgia Gulf Corporation, as amended.